SSGA Funds

State Street Dynamic Small Cap Fund

(the "Fund")

Class A (SSSDX) Class I (SSSJX) Class K (SSSKX) Class N (SVSCX)

SUPPLEMENT DATED APRIL 13, 2020 TO THE

PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")

EACH DATED DECEMBER 30, 2019 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, the Prospectuses and Summary Prospectuses are revised as follows:

1)The sub-section entitled "Investment Adviser" in the summary section of the Prospectuses and in the Summary Prospectuses is deleted in its entirety and replaced with the following:

Investment Adviser

SSGA FM serves as the investment adviser to the Fund.

John O'Connell and Fang Li serve as portfolio managers of the Fund. They have served on the Fund since 2015 and April 2020, respectively.

2)The fourth paragraph of the sub-section entitled "Portfolio Management" within the section entitled "FUND MANAGEMENT" of the Prospectuses is deleted in its entirety and replaced with the following:

Fang Li is a Senior Quantitative Research Analyst in the Active Quantitative Equity team at State Street Global Advisors. She is responsible for quantitative equity model research, implementation, and portfolio management. Fang has Master of Science in Quantitative and Computational Finance from Georgia Institute of Technology. Before that, she earned Bachelor of Engineering in Software Engineering from Tianjin University and minor in Finance from Nankai University. Fang is a member of the CFA Institute, and earned the Chartered Financial Analyst designation.

Effective immediately, the SAI is revised as follows:

∙In the table entitled "Other Accounts Managed as of August 31, 2019", within the sub-section

"INVESTMENT ADVISORY AND OTHER SERVICES – ADVISER", the information regarding Xiaojin Tang is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio	Registered	Assets	Other	Assets	Other	Assets	Total Assets
Manager	Investment	Managed	Pooled	Managed	Accounts	Managed	Managed
	Company	(billions)	Investment	(billions)		(billions)	(billions)
	Accounts		Vehicle
Accounts

Fang Li†	7	$0.57	48*	$9.87*	30**	$12.89**	$23.33

†Information for Ms. Li is provided as of February 29, 2020.

*Includes 9 accounts (totaling $5.15 billion in assets under management) with performance-based fees. ** Includes 5 accounts (totaling $2.75 billion in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

040920SSGASUP1